Commitments	12 Months Ended
Aug. 31, 2024
Commitments
Commitments

29. Commitments

In addition to the obligations under leases [note 15], the Company is subject to supply agreements with minimum spend commitments. The amount of the minimum fixed and determinable portion of the unconditional purchase obligations over the next years, is as follows:

$
2025	3,180,531
2026	1,283,257

In October 2021, EB Rental FL Corp. has entered into lease arrangement for premises, which have not commenced yet and therefore related right-of-use asset and lease liability are not recorded as at August 31, 2024. The lease offers EB Rental FL Corp. a termination clause in case certain contractual requirements are not met by the lessor at the lease commencement date.

The Company’s undiscounted lease commitments related to this lease are as follows as at August 31, 2024:

$
2025	53,964
2026	162,971
2027	166,231
2028 and thereafter	459,320
842,486